Clover Health Reports Fourth Quarter and Full Year 2023 Financial Results; Delivers Continued Momentum in Financial Performance and Provides Full-Year 2024 Guidance
Full-year 2023 Insurance MCR improved to 81.2% and fourth quarter MCR to 82.4%
Company improves full-year 2023 Net Loss by $126.2 million and full-year Adjusted EBITDA by $245.7 million year-over-year

Issues 2024 guidance with Insurance MCR range of 79% - 83% and up to $20 million of Adjusted EBITDA profitability at the high end of the range

FRANKLIN, Tenn. - March 12, 2024 – Clover Health Investments, Corp. (NASDAQ: CLOV) ("Clover," "Clover Health" or the "Company"), a managed care company focused on physician enablement, today reported financial results for the fourth quarter and full year 2023. Management will host a conference call today at 5:00 p.m. ET to discuss its operating results and other business highlights.
For the fourth quarter 2023, the Company reported revenue of $510.3 million and net loss of $70.5 million, with full-year revenue of $2,033.7 million and net loss of $213.4 million. Adjusted EBITDA during 2023 improved to a loss of $19.1 million in the fourth quarter compared to the prior year period loss of $80.0 million, and a full-year loss of $44.7 million as compared to $290.4 million during 2022. Insurance revenue during the fourth quarter grew by 12% to $303.1 million, and grew by 14% to $1,235.8 million for full-year 2023. Insurance MCR also meaningfully improved to 82.4% in the fourth quarter and 81.2% for full-year 2023, as compared to 92.4% in the fourth quarter 2022 and 91.8% for full-year 2022. As expected, Non-Insurance revenue declined year-over-year by 68% in both the fourth quarter and full-year 2023 to $197.9 million and $773.2 million, respectively, and fourth quarter Non-Insurance MCR was 100.2%, bringing full-year 2023 MCR to 99.8%.
“We delivered remarkable progress in 2023 on our path to profitability, highlighted by an extraordinary improvement in Adjusted EBITDA since this time last year,” said Clover Health CEO Andrew Toy. “Driving this result is the strength and maturation of the core of our business, where we have been able to improve our Insurance MCR by more than 10 percentage points year-over-year. I believe that our ability to achieve industry-leading unit economics in 2023, within the context of a benefit-rich, PPO-first model, validates our differentiated approach, and positions our business to uniquely thrive in what we believe will be the future of the Medicare Advantage program. We expect to build upon this momentum in 2024 and beyond via our unique care management platform, underpinned by Clover Assistant and Clover Home Care, with a focus to empower clinicians to identify and manage chronic diseases earlier.”
Key Company highlights are as follows:

Dollars in Millions	Q4'23	Q4'22	FY'23	FY'22
Insurance revenue	$303.1	$270.3	$1,235.8	$1,084.9
Non-Insurance revenue	197.9	622.6	773.2	2,380.1
Total revenue	510.3	898.8	2,033.7	3,476.7
Insurance MCR	82.4%	92.4%	81.2%	91.8%
Non-Insurance MCR	100.2	103.6	99.8	103.4
Salaries and benefits plus General and administrative expenses ("SG&A") (1)	$109.9	$124.3	$444.7	$486.6
Adjusted Salaries and benefits plus General and administrative expenses ("Adjusted SG&A") (non-GAAP) (1)(2)	81.4	84.5	302.0	312.5
Net loss	(70.5)	(84.2)	(213.4)	(339.6)
Adjusted EBITDA (non-GAAP) (2)(3)	(19.1)	(80.0)	(44.7)	(290.4)
(1) Salaries and benefits plus General and administrative expenses ("SG&A") is the sum of Salaries and benefits plus General and administrative expenses presented as the GAAP measure in the consolidated financial statements.
(2) Adjusted SG&A (non-GAAP) and Adjusted EBITDA (non-GAAP) are non-GAAP financial measures. Reconciliations of Adjusted SG&A (non-GAAP) to SG&A and Adjusted EBITDA (non-GAAP) to Net loss, respectively, the most directly comparable GAAP measures, are provided in the tables immediately following the consolidated financial statements below. Additional information about the Company's non-GAAP financial measures can be found under the caption "About Non-GAAP Financial Measures" below and in Appendix A.
(3) Beginning in the fourth quarter 2023, we updated our definition and presentation of Adjusted EBITDA (non-GAAP) to exclude impairment of goodwill and other intangible assets. Impairment of goodwill and other intangible assets is now being excluded because it is a new non-cash item, is customarily excluded from Adjusted EBITDA measures, and management believes that impairment of goodwill and other intangible assets does not reflect the Company's underlying fundamentals and it is not reflective of the Company’s operating expenses relating to its core businesses or its actual recurring cash expense. The prior period figure has been revised to conform to the updated definition and presentation. For additional information, see the definition of "Adjusted EBITDA (non-GAAP)" in Appendix A.

Financial Outlook
For full-year 2024, Clover Health is providing its guidance as follows:

Guidance
Insurance revenue	$1.25 billion - $1.30 billion
Insurance MCR	79% - 83%
Adjusted SG&A (Non-GAAP)(1)	$270 million - $280 million
Adjusted EBITDA (Non-GAAP)(1)	($20) million - $20 million
(1) Reconciliations of projected Adjusted SG&A (non-GAAP) to projected SG&A, and projected Adjusted EBITDA (non-GAAP) to Net loss, the most directly comparable GAAP measures, are not provided because Stock-based compensation expense, which is excluded from Adjusted SG&A (non-GAAP) and Adjusted EBITDA (non-GAAP), cannot be reasonably calculated or predicted at this time without unreasonable efforts. Additional information about the Company's non-GAAP financial measures can be found under the caption "About Non-GAAP Financial Measures" below and in Appendix A.

Lives under Clover Management

	December 31, 2023	December 31, 2022
Insurance members	81,205	88,627
Non-Insurance beneficiaries(1)	50,529	164,887
(1) As a direct result of not participating in the ACO REACH Program in 2024, Lives under Clover Management will include only our Insurance members as of January 1, 2024.

Earnings Conference Call Details
Clover Health's management will host a conference call to discuss its financial results on Tuesday, March 12, at 5:00 PM Eastern Time. A live webcast of the call, together with the related materials, can be accessed from Clover Health's Investor Relations website at investors.cloverhealth.com, and an on-demand replay will be available on the same website following the call.
Forward-Looking Statements
This press release contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Forward-looking statements include statements regarding future events and Clover Health's future results of operations, financial condition, market size and opportunity, business strategy and plans, and the factors affecting our performance and our objectives for future operations. Forward-looking statements are not guarantees of future performance and you are cautioned not to place undue reliance on such statements. In some cases, you can identify forward looking statements because they contain words such as "may," "will," "should," "expects," "plans," "anticipates," "going to," "can," "could," "should," "would," "intends," "target," "projects," "contemplates," "believes," "estimates," "predicts," "potential," "outlook," "forecast," "guidance," "objective," "plan," "seek," "grow," "if," "continue" or the negative of these words or other similar terms or expressions that concern Clover Health's expectations, strategy, priorities, plans or intentions. Forward-looking statements in this press release include, but are not limited to, the following: statements under "Financial Outlook" and statements regarding expectations relating to potential improvements in Insurance MCR, operating expenses, and the number of Clover Health's Insurance members, as well as the statements contained in the quotations of our executive officers, future capital needs and other expectations as to future performance, operations and results (including our guidance for 2024). Statements regarding our Adjusted EBITDA profitability are also forward-looking, and are based on our current targets which are preliminary and are derived from the upper end of the range for our 2024 financial outlook. These statements are subject to known and unknown risks, uncertainties and other factors that may cause our actual results, levels of activity, performance or achievements to differ materially from results expressed or implied by forward-looking statements in this press release. Forward-looking statements involve a number of judgments, risks and uncertainties, including, without limitation, risks related to: our expectations regarding results of operations, financial condition, and cash flows; our expectations regarding the development and management of our Insurance business; our ability to successfully enter new service markets and manage our operations; anticipated trends and challenges in our business and in the markets in which we operate; our ability to effectively manage our beneficiary base and provider network; our ability to maintain and increase adoption and use of Clover Assistant; the anticipated benefits associated with the use of Clover Assistant, including our ability to utilize the platform to manage our medical care ratios; our ability to maintain or improve our Star Ratings or otherwise continue to improve the financial performance of our business; our ability to develop new features and functionality that meet market needs and achieve market acceptance; our ability to retain and hire necessary employees and staff our operations appropriately; the timing and amount of certain investments in growth; the outcome of any known and unknown litigation and regulatory proceedings; any current, pending, or future legislation, regulations or policies that could have a negative effect on our revenue and businesses, including rules, regulations, and policies relating to healthcare and Medicare; fluctuations in the price of our Class A common stock and our continued compliance with Nasdaq's listing requirements; our ability to maintain, protect, and enhance our intellectual property; general economic conditions and uncertainty; persistent high inflation and interest rates; and geopolitical uncertainty and instability. Additional information concerning these and other risk factors is contained under Item 1A. “Risk Factors” in our most recent Annual Report on Form 10-K filed with the Securities and Exchange Commission (the "SEC"), as such risks may be updated in our subsequent filings with the SEC. The forward-looking statements included in this press release are made as of the date hereof. Except as required by law, Clover Health undertakes no obligation to update any of these forward-looking statements after the date of this press release or to conform these statements to actual results or revised expectations.

About Non-GAAP Financial Measures
We use non-GAAP measures including Adjusted EBITDA, Adjusted SG&A, and Adjusted SG&A as a percentage of revenue. These non-GAAP financial measures are provided to enhance the reader's understanding of Clover Health's past financial performance and our prospects for the future. Clover Health's management team uses these non-GAAP financial measures in assessing Clover Health's performance, as well as in planning and forecasting future periods. These non-GAAP financial measures are not computed according to GAAP, and the methods we use to compute them may differ from the methods used by other companies. Non-GAAP financial measures are supplemental to and should not be considered a substitute for financial information presented in accordance with GAAP and should be read only in conjunction with our consolidated financial statements prepared in accordance with GAAP. Readers are encouraged to review the reconciliations of these non-GAAP financial measures to the comparable GAAP measures, which are attached to this release, together with other important financial information, including our filings with the SEC, on the Investor Relations page of our website at investors.cloverhealth.com.
For a description of these non-GAAP financial measures, including the reasons management uses each measure, please see Appendix A: "Explanation of Non-GAAP Financial Measures."
The statements contained in this document are solely those of the authors and do not necessarily reflect the views or policies of CMS. The authors assume responsibility for the accuracy and completeness of the information contained in this document.

About Clover Health:

Clover Health (Nasdaq: CLOV) is a physician enablement company committed to bringing access to great healthcare to everyone on Medicare. This includes a health equity-based focus on seniors who have historically lacked access to affordable, high-quality healthcare. Our strategy is powered by our software platform, Clover Assistant, which is designed to aggregate patient data from across the healthcare ecosystem to support clinical decision-making and improve health outcomes through the early identification and management of chronic disease.

Visit: www.cloverhealth.com

Investor Relations Contact:
Ryan Schmidt
investors@cloverhealth.com
Press Contact:
Andrew Still-Baxter
press@cloverhealth.com

CLOVER HEALTH INVESTMENTS, CORP.
CONSOLIDATED BALANCE SHEETS: SELECTED METRICS
(in thousands)

	December 31, 2023	December 31, 2022
Selected Balance Sheet Data:
Cash, cash equivalents, restricted cash(1), and investments	$417,317	$555,293
Total assets	570,671	808,620
Unpaid claims	138,593	141,947
Total liabilities	284,277	451,733
Total stockholders' equity	286,394	356,887
(1) Restricted cash relates to $53.6 million and $82.4 million held in escrow at December 31, 2023 and December 31, 2022, respectively, in compliance with a CMS guarantee arrangement in our Non-Insurance business. We settled the related obligation during fiscal year 2023, after which the associated guarantee arrangement was released by CMS in January 2024 and the restricted cash held in escrow was released to the Company.

CLOVER HEALTH INVESTMENTS, CORP.
CONSOLIDATED STATEMENTS OF OPERATIONS
(Dollars in thousands, except share amounts)

	Three Months Ended December 31,		Years Ended December 31,
	2023	2022	2023	2022
Revenues:
Premiums earned, net (Net of ceded premiums of $103 and $116, for the three months ended December 31, 2023 and 2022; net of ceded premiums of $444 and $470 for the year ended December 31, 2023 and 2022, respectively)	$303,070	$270,303	$1,235,769	$1,084,869
Non-Insurance revenue	197,866	622,556	773,177	2,380,135
Other income	9,315	5,932	24,774	11,683
Total revenues	510,251	898,791	2,033,720	3,476,687

Operating expenses:
Net medical claims incurred	447,985	893,645	1,776,388	3,453,952
Salaries and benefits	63,946	69,001	257,157	278,725
General and administrative expenses	45,983	55,348	187,571	207,917
Impairment of goodwill and other intangible assets	15,945	—	15,945	—
Premium deficiency reserve benefit	(683)	(11,089)	(7,239)	(93,517)
Depreciation and amortization	674	(841)	2,509	1,187
Restructuring costs	2,061	—	9,931	—
Other expense	—	70	—	70
Total operating expenses	575,911	1,006,134	2,242,262	3,848,334
Loss from operations	(65,660)	(107,343)	(208,542)	(371,647)

Change in fair value of warrants	86	(900)	86	(900)
Interest expense	—	136	7	1,333
Amortization of notes and securities discounts	—	3	—	30
Loss (gain) on investment	4,726	970	4,726	(9,217)
Gain on extinguishment of note payable	—	(23,326)	—	(23,326)
Net loss	$(70,472)	$(84,226)	$(213,361)	$(339,567)
Basic and diluted weighted average number of Class A and Class B common shares and common share equivalents outstanding	481,607,777	477,898,621	482,176,127	476,244,262

Operating Segments

	Insurance	Non-Insurance	Corporate/Other	Eliminations	Consolidated Total
Three Months Ended December 31, 2023	(in thousands)
Premiums earned, net (Net of ceded premiums of $103)	$303,070	$—	$—	$—	$303,070
Non-Insurance revenue	—	197,866	—	—	197,866
Other income	3,144	4,001	15,103	(12,933)	9,315
Intersegment revenues	—	—	42,869	(42,869)	—
Net medical claims incurred	249,806	198,232	5,611	(5,664)	447,985
Gross profit (loss)	$56,408	$3,635	$52,361	$(50,138)	$62,266

CLOVER HEALTH INVESTMENTS, CORP.
RECONCILIATION OF NON-GAAP FINANCIAL MEASURES
ADJUSTED EBITDA (NON-GAAP) RECONCILIATION
(in thousands)(1)

	Three Months Ended December 31,		Years Ended December 31,
	2023	2022	2023	2022
Net loss:	$(70,472)	$(84,226)	$(213,361)	$(339,567)
Adjustments
Interest expense	—	136	7	1,333
Amortization of notes and securities discount	—	3	—	30
Depreciation and amortization	674	(841)	2,509	1,187
Change in fair value of warrants	86	(900)	86	(900)
Loss (gain) on investment	4,726	970	4,726	(9,217)
Stock-based compensation expense	33,136	39,097	140,931	164,305
Premium deficiency reserve benefit	(683)	(11,089)	(7,239)	(93,517)
Restructuring costs	2,061	—	9,931	—
Non-recurring legal expenses and settlements	(4,565)	1,088	1,807	8,266
Impairment of goodwill and other intangible assets	15,945	—	15,945	—
Expenses attributable to Seek Insurance Services, Inc.	—	(949)	—	655
Expenses attributable to Character Biosciences, Inc.	—	—	—	357
Gain on extinguishment of note payable	$—	$(23,326)	$—	$(23,326)
Adjusted EBITDA (non-GAAP)	$(19,092)	$(80,037)	$(44,658)	$(290,394)
(1) The table above includes non-GAAP measures. Non-GAAP financial measures are supplemental and should not be considered a substitute for financial information presented in accordance with GAAP. For a detailed explanation of these non-GAAP measures, see Appendix A.

CLOVER HEALTH INVESTMENTS, CORP.
RECONCILIATION OF NON-GAAP FINANCIAL MEASURES
ADJUSTED SG&A (NON-GAAP) RECONCILIATION
(in thousands)(1)

	Three Months Ended December 31,		Years Ended December 31,
	2023	2022	2023	2022
Salaries and benefits	$63,946	$69,001	$257,157	$278,725
General and administrative expenses	45,983	55,348	187,571	207,917
Total SG&A	109,929	124,349	444,728	486,642
Adjustments
Stock-based compensation expense	(33,136)	(39,097)	(140,931)	(164,305)
Non-recurring legal expenses and settlements	4,565	(1,088)	(1,807)	(8,266)
Expenses attributable to Seek Insurance Services, Inc.	—	364	—	(1,240)
Expenses attributable to Character Biosciences, Inc.	—	—	—	(357)
Adjusted SG&A (non-GAAP)	$81,358	$84,528	$301,990	$312,474

Total revenues	$510,251	$898,791	$2,033,720	$3,476,687
Adjusted SG&A (non-GAAP) as a percentage of revenue	16%	9%	15%	9%
(1) The table above includes non-GAAP measures. Non-GAAP financial measures are supplemental and should not be considered a substitute for financial information presented in accordance with GAAP. For a detailed explanation of these non-GAAP measures, see Appendix A.

CLOVER HEALTH INVESTMENTS, CORP.
Appendix A
Explanation of Non-GAAP Financial Measures

Non-GAAP Definitions

Adjusted EBITDA - A non-GAAP financial measure defined by us as net loss before interest expense, amortization of notes and securities discount, depreciation and amortization, change in fair value of warrants, gain on investment, stock-based compensation expense, premium deficiency reserve benefit, restructuring costs, non-recurring legal expenses and settlements, impairment of goodwill and other intangible assets, expenses attributable to Seek Insurance Services, Inc., expenses attributable to Character Biosciences, Inc., and gain on extinguishment of note payable. Adjusted EBITDA is a key measure used by our management team and the board of directors to understand and evaluate our operating performance and trends, to prepare and approve our annual budget and to develop short and long-term operating plans. In particular, we believe that the exclusion of the amounts eliminated in calculating Adjusted EBITDA provide useful measures for period-to-period comparisons of our business. Accordingly, we believe that Adjusted EBITDA provides investors and others useful information to understand and evaluate our operating results in the same manner as our management and our board of directors.

Adjusted SG&A - A non-GAAP financial measure defined by us as total SG&A less Stock-based compensation expense, less non-recurring legal expenses and settlements, less expenses attributable to Seek Insurance Services, Inc., and Character Biosciences, Inc. We believe that Adjusted SG&A provides management, investors, and others a useful view of our operating spend as it excludes non-cash, stock-based compensation and expenses related to investments that management believes do not reflect the Company's core operating expenses. We believe that Adjusted SG&A as a percentage of revenue is useful to management, investors, and others because it allows us to measure our operational leverage as revenue scales.